UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Michael W. Stockton

The Growth Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Growth Fund of America® Annual report for the year ended August 31, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

The Growth Fund of America seeks to provide you with growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	12.97%	13.70%	6.67%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.64% for Class A shares as of the prospectus dated November 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

11	Financial statements

34	Board of trustees and other officers

Fellow investors:

In a market environment noteworthy for a strong run-up in equity prices, The Growth Fund of America (GFA) achieved a positive return of 19.60% for the fiscal year ended August 31, 2017.

This return includes dividends totaling 25 cents a share, as well as a one-time capital gains payment of $2.53 per share. By way of comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 16.23% for the same period. The fund’s return surpassed two of its four Lipper peer indexes as well.

As you can see in the table below, the fund’s long-term results have generally surpassed those of its peer groups and benchmark over extended periods of time. We continue to stress our commitment to long-term investing, and we encourage our investors and their financial advisors to take a similar approach in working toward their financial goals.

Investment results analysis

The fund’s managers seek investments primarily in growth-oriented or capital appreciation-oriented equities domiciled in the United States, with a portion of stocks from overseas. The fund’s geographic flexibility has, over time, added to the fund’s returns.

The fund’s top 10 securities, in terms of percentage of total assets, all contributed to the fund’s positive return during the

Results at a glance

Total returns for periods ended August 31, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Growth Fund of America (Class A shares)	19.60%	15.42%	7.63%	13.57%
Standard & Poor’s 500 Composite Index[2]	16.23	14.34	7.61	10.97
Lipper Large-Cap Growth Funds Index[3]	21.57	14.62	8.10	—	[4]
Lipper Growth Funds Index[3]	20.24	14.60	7.26	10.00
Lipper Large-Cap Core Funds Index[3]	15.82	13.36	6.78	—	[4]
Lipper Capital Appreciation Funds Index[3]	17.64	13.18	7.25	10.80

[1]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[3]	Lipper Indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.
[4]	This index was not in existence when CRMC began managing the fund.

The Growth Fund of America	1

The New Geography of Investing®

Where a company does business can be more important than where it’s located. The charts below show the countries and regions where The Growth Fund of America’s equity investments are located and where the revenue is generated.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	86%	100%
■	Canada	2	—
■	Europe	6	—
■	Japan	1	—
■	Emerging markets	5	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	56%	63%
■	Canada	3	2
■	Europe	13	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	24	19
	Total	100%	100%

Source: Capital Group (as of August 31, 2017).

Compared with the S&P 500 Index as a percent of net assets.

fiscal year. Largest holding Amazon returned 27.5%, while fifth-ranked Netflix gained 79.3%, making it the top contributor to the fund’s relative return against the S&P 500.

Overall, the fund’s holdings in consumer discretionary and information technology helped returns the most on a relative basis. Broadcom, the third-largest holding, advanced 42.9%, while Chinese online retailer Alibaba climbed 76.7%. On the other hand, stocks in the energy sector were a large detractor, with Southwestern Energy declining 60.8%.

We would also note that the fund’s holdings in the industrials, telecommunications, consumer staples and health care sectors were generally less than the weightings within the S&P 500, but the overall returns surpassed those of the index due to good stock selection. We believe this illustrates the strength of our bottom-up investment process.

In terms of geography, 14% of the fund’s assets were invested in companies based outside the United States. Of these, investments in emerging markets equities benefited returns the most, followed by euro-zone companies. Other European companies outside the euro zone hindered the fund’s returns, several of them energy holdings.

Finally, the fund retained 7.7% of its assets in cash and other short-term instruments, up slightly from a year ago. Cash holdings provide the fund’s managers with a measure of liquidity, allowing them to quickly take advantage of promising

2	The Growth Fund of America

investment opportunities when they arise, as well as a cushion in the event of a down market.

The road ahead

The market continues to trade on sound fundamentals and economic activity. Earnings growth remains strong domestically and has seen improvement overseas as well, while economic growth remains solid, if not exciting. We expect this strength to continue over the near term, which should be helpful to returns.

That said, investors have ignored any number of headlines that could have impacted share prices. Geopolitical risks, while low, have increased in the last fiscal year; the situation in North Korea, the Middle East and the specter of a trade war with China are all worrisome. We currently believe the probability of real market risk from these situations remains low, but has increased nonetheless.

One of the interesting things of note this year is the surge in value of large-cap consumer discretionary and technology companies such as Alphabet, Amazon, Apple, Facebook and Microsoft. These companies have strong competitive positions and good growth rates, so the increase in value is understandable. At the same time, we know technology firms, in particular, must constantly meet the challenge of potential disruption. We continue to do our homework on this group, monitoring for positive or negative change in potential.

We remain committed to bottom-up fundamental research, both in terms of identifying future investments as well as testing our current investment theses. This approach has served the fund well in the past, and we believe it will continue to do so in the future.

As always, we thank you for the trust you’ve placed in us. We look forward to reporting to you again in six months.

Cordially,

Donald D. O’Neal

Vice Chairman of the Board

Michael T. Kerr
President

October 9, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

The Growth Fund of America	3

The value of a long-term perspective

$2,500,000
1,000,000
400,000
100,000
40,000
10,000
7,000

Average annual total returns based on a $1,000 investment
(for periods ended August 31, 2017)*

	1 year	5 years	10 years
Class A shares	12.73%	14.06%	7.00%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Year ended August 31	1974[7]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
(dollars in thousands)																	
Dividends reinvested	–	$ .4	.3	–	.3	–	.3	.5	1.7	2.3	1.6	1.2	1.0	1.4	1.5	1.7	3.6
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5	35.4	38.6	56.4	56.8	64.5	83.0	109.7	98.0	136.5	123.2
Total return	(21.3)%	24.4	14.0	10.9	62.7	17.2	33.5	12.3	9.1	46.1	0.8	13.5	28.6	32.3	(10.7)	39.3	(9.8

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $151,287 and reinvested capital gain distributions of $1,009,713.
[4]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[5]	Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

4	The Growth Fund of America

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The Growth Fund of America	5

Summary investment portfolio August 31, 2017

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Amazon	6.13%
Alphabet	3.91
Broadcom	2.80
Microsoft	2.62
Netflix	2.46
Facebook	2.29
UnitedHealth Group	2.26
Home Depot	1.89
Priceline Group	1.43
ASML Holding	1.43

Common stocks 91.82%	Shares	Value (000)
Information technology 28.60%
Alphabet Inc., Class C1	4,155,253	$3,903,154
Alphabet Inc., Class A1	2,730,470	2,608,254
Broadcom Ltd.	18,467,428	4,655,085
Microsoft Corp.	58,385,100	4,365,454
Facebook, Inc., Class A1	22,167,000	3,812,059
ASML Holding NV (New York registered)	8,518,000	1,331,449
ASML Holding NV2	6,729,442	1,048,415
Oracle Corp.	45,531,396	2,291,595
Apple Inc.	13,894,700	2,278,731
Alibaba Group Holding Ltd. (ADR)[1]	11,594,100	1,991,171
Visa Inc., Class A	17,786,000	1,841,207
Samsung Electronics Co., Ltd.[2]	779,310	1,609,241
Samsung Electronics Co., Ltd., nonvoting preferred[2]	98,800	165,878
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	167,560,000	1,206,233
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	323,258
MasterCard Inc., Class A	9,034,000	1,204,232
Intel Corp.	24,152,000	847,011
Activision Blizzard, Inc.	11,615,900	761,538
Skyworks Solutions, Inc.	7,012,000	738,784
Other securities		10,608,613
		47,591,362

Consumer discretionary 20.83%
Amazon.com, Inc.[1]	10,402,836	10,201,021
Netflix, Inc.[1,3]	23,435,808	4,094,470
Home Depot, Inc.	20,953,100	3,140,241
Priceline Group Inc.[1]	1,288,709	2,386,792
Comcast Corp., Class A	48,014,000	1,949,849
Charter Communications, Inc., Class A1	4,570,200	1,821,407
Twenty-First Century Fox, Inc., Class A	38,278,400	1,056,101
MGM Resorts International[3]	29,550,000	973,968
Starbucks Corp.	15,449,200	847,543
NIKE, Inc., Class B	14,614,800	771,808
Other securities		7,425,048
		34,668,248

Health care 12.04%
UnitedHealth Group Inc.	18,912,405	3,761,677
Illumina, Inc.[1,3]	8,001,089	1,635,903
Thermo Fisher Scientific Inc.	8,420,000	1,575,719
AbbVie Inc.	17,266,657	1,300,179
Amgen Inc.	6,945,940	1,234,780
Stryker Corp.	7,256,499	1,025,851
Boston Scientific Corp.[1]	35,265,000	971,551
Humana Inc.	3,498,000	901,155
Express Scripts Holding Co.[1]	13,587,800	853,586
Regeneron Pharmaceuticals, Inc.[1]	1,625,000	807,462

6	The Growth Fund of America

	Shares	Value (000)
Aetna Inc.	5,001,000	$788,658
BioMarin Pharmaceutical Inc.[1]	8,133,515	733,562
Other securities		4,442,270
		20,032,353

Financials 7.88%
Berkshire Hathaway Inc., Class A1	4,865	1,320,604
Berkshire Hathaway Inc., Class B1	5,704,508	1,033,429
American International Group, Inc.	25,242,273	1,526,653
Goldman Sachs Group, Inc.	5,524,490	1,236,049
Other securities		8,004,369
		13,121,104

Energy 6.19%
EOG Resources, Inc.	24,563,508	2,087,653
Schlumberger Ltd.	22,675,484	1,440,120
Concho Resources Inc.[1,3]	9,803,819	1,087,930
Canadian Natural Resources, Ltd.	25,116,565	773,761
Halliburton Co.	19,243,000	749,900
Other securities		4,154,328
		10,293,692

Industrials 4.88%
CSX Corp.	27,469,166	1,378,952
Other securities		6,739,269
		8,118,221

Consumer staples 4.16%
Philip Morris International Inc.	15,717,367	1,837,832
Costco Wholesale Corp.	5,929,817	929,440
Coca-Cola Co.	15,920,000	725,156
Other securities		3,427,768
		6,920,196

Materials 2.22%
E.I. du Pont de Nemours and Co.	10,017,500	840,769
Other securities		2,859,200
		3,699,969

Other 1.24%
Other securities		2,059,708

Miscellaneous 3.78%
Other common stocks in initial period of acquisition		6,289,515

Total common stocks (cost: $83,209,626,000)		152,794,368

Preferred securities 0.20%
Financials 0.04%
Other securities		64,834

Miscellaneous 0.16%
Other preferred securities in initial period of acquisition		277,556

Total preferred securities (cost: $391,578,000)		342,390

Rights & warrants 0.11%
Financials 0.11%
Other securities		186,633

Total rights & warrants (cost: $117,996,000)		186,633

The Growth Fund of America	7

Convertible stocks 0.07%	Shares	Value (000)
Consumer discretionary 0.07%
Other securities		$125,230

Total convertible stocks (cost: $114,350,000)		125,230

Bonds, notes & other debt instruments 0.15%	Principal amount (000)
Other 0.15%
U.S. Treasury 1.625% 2026	149,700	144,271
Other securities		99,065
		243,336

Total bonds, notes & other debt instruments (cost: $247,586,000)		243,336

Short-term securities 7.69%
Apple Inc. 1.17%–1.27% due 9/27/2017–1/2/2018[4]	$263,500	262,831
Federal Home Loan Bank 0.95%–1.13% due 9/1/2017–2/23/2018	5,313,793	5,305,444
Microsoft Corp. 1.19% due 10/17/2017[4]	100,000	99,851
U.S. Treasury Bills 0.87%–1.11% due 9/7/2017–3/1/2018	3,519,800	3,509,096
Other securities		3,615,514

Total short-term securities (cost: $12,791,720,000)		12,792,736
Total investment securities 100.04% (cost: $96,872,856,000)		166,484,693
Other assets less liabilities (0.04)%		(74,643)

Net assets 100.00%		$166,410,050

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $256,714,000, an aggregate cost of $309,365,000, and which represented .15% of the net assets of the fund) were acquired from 5/7/2015-4/28/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2017, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 8/31/2017 (000)
Common stocks 7.56%
Information technology 0.38%
CommScope Holding Co., Inc.[1]	—	12,327,945	—	12,327,945	$—	$(58,401)	$—	$407,562
Paycom Software, Inc.[1,5]	1,699,243	1,436,273	—	3,135,516	—	76,434	—	233,941
Broadcom Ltd.[6]	22,178,905	938,506	4,649,983	18,467,428	505,632	1,088,858	75,664	—
Flex Ltd.[1,6]	27,812,000	—	8,064,000	19,748,000	34,412	47,283	—	—
Juniper Networks, Inc.[6]	19,827,923	7,795,000	27,622,923	—	95,443	36,771	7,115	—
Akamai Technologies, Inc.[1,6]	8,750,000	4,541,389	9,204,789	4,086,600	45,296	(26,606)	—	—
								641,503

Consumer discretionary 4.14%
Netflix, Inc.[1]	23,034,761	871,138	470,091	23,435,808	33,359	1,782,745	—	4,094,470
MGM Resorts International	30,253,344	694,825	1,398,169	29,550,000	5,541	267,214	6,466	973,968
Ulta Beauty, Inc.[1]	2,245,000	850,000	—	3,095,000	—	(97,600)	—	684,026
BorgWarner Inc.	11,207,259	—	600,000	10,607,259	(11,010)	141,838	6,024	492,283

8	The Growth Fund of America

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 8/31/2017 (000)
ServiceMaster Global Holdings, Inc.[1,5]	6,635,000	242,000	—	6,877,000	$—	$67,694	$—	$324,044
AutoNation, Inc.[1]	6,000,000	—	—	6,000,000	—	(11,880)	—	272,220
Sturm, Ruger & Co., Inc.	145,232	799,768	12,540	932,460	230	(6,532)	1,151	42,707
Panera Bread Co., Class A1,6	1,164,040	240,000	1,404,040	—	186,177	(61,931)	—	—
								6,883,718

Health care 1.28%
Illumina, Inc.[1]	8,315,957	837,676	1,152,544	8,001,089	(12,038)	307,600	—	1,635,903
WellCare Health Plans, Inc.[1]	1,200,000	1,652,000	—	2,852,000	—	90,653	—	498,187
Bluebird Bio, Inc.[1,6]	1,897,076	1,086,583	730,506	2,253,153	(62,690)	226,722	—	—
								2,134,090

Financials 0.22%
CIT Group Inc.	10,079,000	24,000	2,065,000	8,038,000	(3,613)	88,187	5,842	360,504

Energy 0.65%
Concho Resources Inc.[1]	9,516,984	1,675,668	1,388,833	9,803,819	(12,700)	(160,657)	—	1,087,930
Noble Energy, Inc.[6]	26,435,185	478,468	14,024,050	12,889,603	(68,594)	(125,950)	9,174	—
Weatherford International PLC[1,6]	69,950,382	12,750,000	35,131,765	47,568,617	(332,390)	266,246	—	—
								1,087,930
Industrials 0.41%
TransDigm Group Inc.	1,574,500	1,030,500	—	2,605,000	—	5,012	89,052	679,019
Oshkosh Corp.[6]	3,685,600	—	3,062,617	622,983	61,716	(31,432)	523	—
								679,019

Consumer staples 0.19%
Herbalife Ltd.[1]	4,638,000	80,000	—	4,718,000	—	38,788	—	325,589
Kroger Co.[6]	48,872,341	1,865,000	42,084,341	8,653,000	(376,443)	123,936	13,945	—
								325,589

Materials 0.29%
First Quantum Minerals Ltd.	34,450,000	6,023,886	2,700,000	37,773,886	(19,823)	182,039	280	455,253
Ardagh Group SA, Class A	—	1,018,438	—	1,018,438	—	(216)	194	21,173
								476,426
Total common stocks								12,588,779

Bonds, notes & other debt instruments 0.06%
Other 0.06%
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 6.739% 2023[7,8,9]	—	$100,000,000	$1,875,000	$98,125,000	(7)	1,960	3,327	99,065
					$68,498	$4,258,775	$218,757	$12,687,844

The Growth Fund of America	9

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $13,190,973,000, which represented 7.93% of the net assets of the fund. This amount includes $12,542,150,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,744,562,000, which represented 1.65% of the net assets of the fund.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2016; it was not publicly disclosed.
[6]	Unaffiliated issuer at 8/31/2017.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $99,065,000, which represented .06% of the net assets of the fund.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

See Notes to Financial Statements

10	The Growth Fund of America

Financial statements

Statement of assets and liabilities at August 31, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $88,898,309)	$153,796,849
Affiliated issuers (cost: $7,974,547)	12,687,844	$166,484,693
Cash		1,098
Cash denominated in currencies other than U.S. dollars (cost: $2,338)		2,338
Receivables for:
Sales of investments	449,075
Sales of fund’s shares	153,319
Dividends and interest	220,436
Other	1,560	824,390
		167,312,519
Liabilities:
Payables for:
Purchases of investments	588,545
Repurchases of fund’s shares	201,813
Investment advisory services	37,806
Services provided by related parties	56,675
Trustees’ deferred compensation	5,735
Other	11,895	902,469
Net assets at August 31, 2017		$166,410,050

Net assets consist of:
Capital paid in on shares of beneficial interest		$87,560,148
Undistributed net investment income		761,572
Undistributed net realized gain		8,484,964
Net unrealized appreciation		69,603,366
Net assets at August 31, 2017		$166,410,050

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (3,428,215 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$81,220,904	1,664,177		$48.81
Class C	4,744,854	104,532		45.39
Class T	11	—	*	48.84
Class F-1	8,573,704	176,872		48.47
Class F-2	16,049,501	329,136		48.76
Class F-3	2,687,052	54,954		48.90
Class 529-A	7,232,663	149,649		48.33
Class 529-C	1,624,745	35,680		45.54
Class 529-E	307,230	6,426		47.81
Class 529-T	11	—	*	48.83
Class 529-F-1	290,941	6,026		48.28
Class R-1	419,478	9,112		46.04
Class R-2	2,153,060	46,328		46.47
Class R-2E	108,543	2,261		48.00
Class R-3	6,517,730	136,190		47.86
Class R-4	8,122,583	167,891		48.38
Class R-5E	30,867	636		48.55
Class R-5	3,665,021	75,049		48.84
Class R-6	22,661,152	463,296		48.91

*	Amount less than one thousand.

See Notes to Financial Statements

The Growth Fund of America	11

Statement of operations for the year ended August 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $38,998; also includes $215,430 from affiliates)	$1,887,813
Interest (includes $3,327 from affiliates)	84,927	$1,972,740
Fees and expenses*:
Investment advisory services	420,112
Distribution services	357,427
Transfer agent services	154,428
Administrative services	46,167
Reports to shareholders	4,813
Registration statement and prospectus	3,349
Trustees’ compensation	1,358
Auditing and legal	290
Custodian	3,470
Other	6,368	997,782
Net investment income		974,958

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	10,209,904
Affiliated issuers	68,498
Forward currency contracts	6,770
Currency transactions	(364)	10,284,808
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $9,173):
Unaffiliated issuers	12,096,704
Affiliated issuers	4,258,775
Forward currency contracts	(475)
Currency translations	1,259	16,356,263
Net realized gain and unrealized appreciation		26,641,071

Net increase in net assets resulting from operations		$27,616,029

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

12	The Growth Fund of America

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31
	2017	2016
Operations:
Net investment income	$974,958	$773,600
Net realized gain	10,284,808	8,307,433
Net unrealized appreciation	16,356,263	3,580,112
Net increase in net assets resulting from operations	27,616,029	12,661,145

Dividends and distributions paid to shareholders:
Dividends from net investment income	(832,842)	(859,355)
Distributions from net realized gain on investments	(8,329,166)	(10,963,179)
Total dividends and distributions paid to shareholders	(9,162,008)	(11,822,534)

Net capital share transactions	2,341,237	3,977,050

Total increase in net assets	20,795,258	4,815,661

Net assets:
Beginning of year	145,614,792	140,799,131
End of year (including undistributed net investment income: $761,572 and $445,757, respectively)	$166,410,050	$145,614,792

See Notes to Financial Statements

The Growth Fund of America	13

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Contingent deferred sales charge upon
Share class	Initial sales charge	redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge*)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	18 months for shares purchased on or after August 14, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

14	The Growth Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The Growth Fund of America	15

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$42,352,021	$5,239,341	$—	$47,591,362
Consumer discretionary	33,189,955	1,478,293	—	34,668,248
Health care	19,845,370	159,550	27,433	20,032,353
Financials	11,129,969	1,991,135	—	13,121,104
Energy	10,065,795	227,897	—	10,293,692
Industrials	7,656,195	462,026	—	8,118,221
Consumer staples	5,623,362	1,296,834	—	6,920,196
Materials	3,181,545	518,424	—	3,699,969
Other	2,059,708	—	—	2,059,708
Miscellaneous	4,624,705	1,664,810	—	6,289,515
Preferred securities	342,390	—	—	342,390
Rights & warrants	186,633	—	—	186,633
Convertible stocks	—	—	125,230	125,230
Bonds, notes & other debt instruments	—	243,336	—	243,336
Short-term securities	—	12,792,736	—	12,792,736
Total	$140,257,648	$26,074,382	$152,663	$166,484,693

*	Securities with a value of $8,985,585,000, which represented 5.40% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

16	The Growth Fund of America

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of August 31, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $161,805,000.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, August 31, 2017 (dollars in thousands):

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$6,770	Net unrealized depreciation on forward currency contracts	$(475)

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The Growth Fund of America	17

As of and during the period ended August 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2017, the fund reclassified $175,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $173,874,000 from undistributed net realized gain to undistributed net investment income and $599,350,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$815,707
Undistributed long-term capital gains	8,586,320
Gross unrealized appreciation on investments	71,608,511
Gross unrealized depreciation on investments	(2,146,429)
Net unrealized appreciation on investments	69,462,082
Cost of investments	97,022,611

18	The Growth Fund of America

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2017			Year ended August 31, 2016
			Total				Total
			dividends and				dividends and
	Ordinary	Long-term	distributions	Ordinary		Long-term	distributions
Share class	income	capital gains	paid	income		capital gains	paid
Class A	$417,499	$4,216,644	$4,634,143	$450,948		$5,611,765	$6,062,713
Class B1	—	5,716	5,716	—		32,520	32,520
Class C	—	288,379	288,379	1		437,938	437,939
Class T2	—	—	—
Class F-1	43,579	482,570	526,149	47,315		648,267	695,582
Class F-2	104,611	750,183	854,794	92,798		849,837	942,635
Class F-3[3]	—	—	—
Class 529-A	31,754	363,317	395,071	32,055		461,533	493,588
Class 529-B1	—	1,160	1,160	—		6,207	6,207
Class 529-C	—	89,389	89,389	(42)		117,221	117,179
Class 529-E	761	15,850	16,611	788		20,684	21,472
Class 529-T2	—	—	—
Class 529-F-1	1,749	13,817	15,566	1,630		16,544	18,174
Class R-1	—	25,190	25,190	—		37,260	37,260
Class R-2	—	124,368	124,368	—		176,138	176,138
Class R-2E	170	2,473	2,643	34		284	318
Class R-3	15,059	367,017	382,076	17,637		545,696	563,333
Class R-4	42,380	436,297	478,677	41,069		546,348	587,417
Class R-5E4	151	942	1,093	—	[5]	1	1
Class R-5	27,991	196,269	224,260	43,844		379,661	423,505
Class R-6	147,138	949,585	1,096,723	131,278		1,075,275	1,206,553
Total	$832,842	$8,329,166	$9,162,008	$859,355		$10,963,179	$11,822,534

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Class F-3 shares began investment operations on January 27, 2017.
[4]	Class R-5E shares began investment operations on November 20, 2015.
[5]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2017, the investment advisory services fee was $420,112,000, which was equivalent to an annualized rate of 0.272% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

The Growth Fund of America	19

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

20	The Growth Fund of America

For the year ended August 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$182,959	$87,611		$7,765		Not applicable
Class B1	615	100		Not applicable		Not applicable
Class C	48,131	5,506		2,419		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	21,585	10,752		4,329		Not applicable
Class F-2	Not applicable	14,671		7,145		Not applicable
Class F-3[4]	Not applicable	37		389		Not applicable
Class 529-A	14,770	6,286		3,373		$4,629
Class 529-B1	120	21		6		8
Class 529-C	15,314	1,520		776		1,065
Class 529-E	1,434	166		145		199
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	241		130		179
Class R-1	4,245	454		213		Not applicable
Class R-2	15,934	7,501		1,071		Not applicable
Class R-2E	413	129		34		Not applicable
Class R-3	32,131	9,662		3,232		Not applicable
Class R-4	19,776	7,899		3,962		Not applicable
Class R-5E	Not applicable	29		11		Not applicable
Class R-5	Not applicable	1,777		1,787		Not applicable
Class R-6	Not applicable	66		9,380		Not applicable
Total class-specific expenses	$357,427	$154,428		$46,167		$6,080

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,358,000 in the fund’s statement of operations reflects $493,000 in current fees (either paid in cash or deferred) and a net increase of $865,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2017.

The Growth Fund of America	21

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net (decrease)
	Sales[1]			dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2017

Class A	$5,300,813	117,059		$4,560,109	106,970	$(12,747,405)	(281,511)	$(2,886,483)	(57,482)
Class B2	416	10		5,673	140	(206,330)	(4,910)	(200,241)	(4,760)
Class C	612,781	14,479		283,426	7,109	(1,696,584)	(40,157)	(800,377)	(18,569)
Class T3	10	—	[4]	—	—	—	—	10	— [4]
Class F-1	1,272,487	28,302		514,201	12,139	(2,731,925)	(60,173)	(945,237)	(19,732)
Class F-2	6,732,244	148,618		819,188	19,261	(5,336,520)	(117,222)	2,214,912	50,657
Class F-3[5]	2,716,887	58,395		—	—	(163,764)	(3,441)	2,553,123	54,954
Class 529-A	628,057	14,015		394,994	9,353	(828,768)	(18,316)	194,283	5,052
Class 529-B2	182	4		1,160	29	(42,302)	(1,014)	(40,960)	(981)
Class 529-C	133,152	3,139		89,321	2,233	(241,792)	(5,661)	(19,319)	(289)
Class 529-E	25,855	582		16,611	397	(41,544)	(929)	922	50
Class 529-T3	10	—	[4]	—	—	—	—	10	— [4]
Class 529-F-1	58,213	1,295		15,561	369	(45,624)	(1,011)	28,150	653
Class R-1	34,589	808		25,164	623	(125,456)	(2,934)	(65,703)	(1,503)
Class R-2	411,918	9,514		124,234	3,044	(760,860)	(17,596)	(224,708)	(5,038)
Class R-2E	71,043	1,603		2,643	62	(9,245)	(205)	64,441	1,460
Class R-3	1,022,182	22,937		380,953	9,092	(2,140,299)	(48,294)	(737,164)	(16,265)
Class R-4	1,322,873	29,387		478,459	11,319	(2,374,586)	(52,777)	(573,254)	(12,071)
Class R-5E	37,127	824		1,092	26	(10,321)	(214)	27,898	636
Class R-5	624,661	13,779		223,576	5,251	(1,158,325)	(25,626)	(310,088)	(6,596)
Class R-6	5,996,512	130,497		1,095,526	25,698	(3,031,016)	(66,985)	4,061,022	89,210
Total net increase (decrease)	$27,002,012	595,247		$9,031,891	213,115	$(33,692,666)	(748,976)	$2,341,237	59,386

Year ended August 31, 2016

Class A	$4,924,929	118,808		$5,967,182	145,116	$(8,823,043)	(212,227)	$2,069,068	51,697
Class B	2,900	73		32,239	823	(311,833)	(7,948)	(276,694)	(7,052)
Class C	613,767	15,737		429,366	11,095	(1,477,000)	(38,034)	(433,867)	(11,202)
Class F-1	1,280,513	31,126		681,004	16,662	(1,787,811)	(43,329)	173,706	4,459
Class F-2	2,744,672	66,007		900,960	21,959	(2,359,964)	(57,176)	1,285,668	30,790
Class 529-A	545,610	13,265		493,503	12,105	(703,145)	(16,965)	335,968	8,405
Class 529-B	869	22		6,205	159	(58,490)	(1,491)	(51,416)	(1,310)
Class 529-C	134,779	3,439		117,144	3,016	(204,040)	(5,183)	47,883	1,272
Class 529-E	24,266	593		21,469	531	(34,866)	(849)	10,869	275
Class 529-F-1	40,707	985		18,175	447	(40,465)	(973)	18,417	459
Class R-1	39,701	1,000		37,230	950	(121,308)	(3,036)	(44,377)	(1,086)
Class R-2	382,669	9,637		175,984	4,451	(666,231)	(16,699)	(107,578)	(2,611)
Class R-2E	34,224	848		317	8	(2,323)	(57)	32,218	799
Class R-3	855,016	20,987		561,836	13,890	(2,131,593)	(52,228)	(714,741)	(17,351)
Class R-4	1,965,510	47,586		587,103	14,390	(1,995,615)	(48,313)	556,998	13,663
Class R-5E6	10	—	[4]	—	—	—	—	10	— [4]
Class R-5	621,642	15,092		422,476	10,289	(2,420,640)	(58,716)	(1,376,522)	(33,335)
Class R-6	3,563,488	86,963		1,204,830	29,300	(2,316,878)	(55,403)	2,451,440	60,860
Total net increase (decrease)	$17,775,272	432,168		$11,657,023	285,191	$(25,455,245)	(618,627)	$3,977,050	98,732

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

22	The Growth Fund of America

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $36,532,688,000 and $44,493,872,000, respectively, during the year ended August 31, 2017.

The Growth Fund of America	23

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2017	$43.47	$.29	$7.83	$8.12	$(.25)	$(2.53)	$(2.78)	$48.81	19.60%		$81,221		.64%		.64%
Year ended 8/31/2016	43.31	.24	3.58	3.82	(.27)	(3.39)	(3.66)	43.47	9.31		74,847		.66		.57
Year ended 8/31/2015	46.70	.23	.61	.84	(.17)	(4.06)	(4.23)	43.31	2.12		72,321		.65		.51
Year ended 8/31/2014	39.93	.17	9.49	9.66	(.14)	(2.75)	(2.89)	46.70	25.00		73,975		.66		.39
Year ended 8/31/2013	32.80	.22	7.19	7.41	(.28)	—	(.28)	39.93	22.74		62,602		.70		.60
Class C:
Year ended 8/31/2017	40.69	(.07)	7.30	7.23	—	(2.53)	(2.53)	45.39	18.63		4,745		1.44		(.17)
Year ended 8/31/2016	40.80	(.09)	3.37	3.28	—	(3.39)	(3.39)	40.69	8.47		5,009		1.46		(.23)
Year ended 8/31/2015	44.41	(.12)	.57	.45	—	(4.06)	(4.06)	40.80	1.29		5,480		1.45		(.29)
Year ended 8/31/2014	38.27	(.17)	9.06	8.89	—	(2.75)	(2.75)	44.41	23.99		6,232		1.45		(.41)
Year ended 8/31/2013	31.44	(.07)	6.91	6.84	(.01)	—	(.01)	38.27	21.76		5,986		1.50		(.20)
Class T:
Period from 04/07/2017 to 8/31/2017[3,4]	45.38	.18	3.28	3.46	—	—	—	48.84	7.62	[5,6]	—	[7]	.18	[5,6]	.38 [5,6]
Class F-1:
Year ended 8/31/2017	43.20	.26	7.77	8.03	(.23)	(2.53)	(2.76)	48.47	19.50		8,574		.70		.57
Year ended 8/31/2016	43.05	.22	3.57	3.79	(.25)	(3.39)	(3.64)	43.20	9.28		8,494		.71		.52
Year ended 8/31/2015	46.40	.20	.61	.81	(.10)	(4.06)	(4.16)	43.05	2.07		8,273		.70		.46
Year ended 8/31/2014	39.69	.15	9.43	9.58	(.12)	(2.75)	(2.87)	46.40	24.93		10,569		.69		.36
Year ended 8/31/2013	32.61	.21	7.15	7.36	(.28)	—	(.28)	39.69	22.71		11,180		.71		.59
Class F-2:
Year ended 8/31/2017	43.45	.38	7.81	8.19	(.35)	(2.53)	(2.88)	48.76	19.83		16,049		.43		.84
Year ended 8/31/2016	43.29	.33	3.59	3.92	(.37)	(3.39)	(3.76)	43.45	9.57		12,100		.44		.79
Year ended 8/31/2015	46.71	.33	.60	.93	(.29)	(4.06)	(4.35)	43.29	2.35		10,723		.43		.73
Year ended 8/31/2014	39.95	.27	9.48	9.75	(.24)	(2.75)	(2.99)	46.71	25.27		8,637		.43		.62
Year ended 8/31/2013	32.83	.32	7.19	7.51	(.39)	—	(.39)	39.95	23.05		4,358		.44		.86
Class F-3:
Period from 1/27/2017 to 8/31/2017[3,8]	44.36	.30	4.24	4.54	—	—	—	48.90	10.24	[5]	2,687		.34	[9]	1.08 [9]
Class 529-A:
Year ended 8/31/2017	43.08	.25	7.75	8.00	(.22)	(2.53)	(2.75)	48.33	19.50		7,233		.71		.57
Year ended 8/31/2016	42.95	.20	3.56	3.76	(.24)	(3.39)	(3.63)	43.08	9.23		6,229		.74		.48
Year ended 8/31/2015	46.35	.19	.61	.80	(.14)	(4.06)	(4.20)	42.95	2.04		5,849		.73		.43
Year ended 8/31/2014	39.66	.13	9.42	9.55	(.11)	(2.75)	(2.86)	46.35	24.89		5,799		.74		.31
Year ended 8/31/2013	32.59	.19	7.15	7.34	(.27)	—	(.27)	39.66	22.65		4,663		.77		.52

24	The Growth Fund of America

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 8/31/2017	$40.83	$(.09)	$7.33	$7.24	$—	$(2.53)	$(2.53)	$45.54	18.59%		$1,625		1.48%		(.21)%
Year ended 8/31/2016	40.96	(.11)	3.37	3.26	—	(3.39)	(3.39)	40.83	8.39		1,469		1.52		(.29)
Year ended 8/31/2015	44.58	(.15)	.59	.44	—	(4.06)	(4.06)	40.96	1.27		1,421		1.51		(.35)
Year ended 8/31/2014	38.43	(.20)	9.10	8.90	—	(2.75)	(2.75)	44.58	23.91		1,440		1.52		(.47)
Year ended 8/31/2013	31.60	(.09)	6.94	6.85	(.02)	—	(.02)	38.43	21.69		1,188		1.56		(.26)
Class 529-E:
Year ended 8/31/2017	42.65	.14	7.67	7.81	(.12)	(2.53)	(2.65)	47.81	19.20		307		.95		.32
Year ended 8/31/2016	42.54	.10	3.53	3.63	(.13)	(3.39)	(3.52)	42.65	8.99		272		.98		.25
Year ended 8/31/2015	45.94	.08	.60	.68	(.02)	(4.06)	(4.08)	42.54	1.79		260		.98		.18
Year ended 8/31/2014	39.34	.03	9.33	9.36	(.01)	(2.75)	(2.76)	45.94	24.57		263		.99		.06
Year ended 8/31/2013	32.33	.10	7.10	7.20	(.19)	—	(.19)	39.34	22.36		217		1.02		.28
Class 529-T:
Period from 04/07/2017 to 8/31/2017[3,4]	45.38	.17	3.28	3.45	—	—	—	48.83	7.60	[5,6]	—	[7]	.20	[5,6]	.37 [5,6]
Class 529-F-1:
Year ended 8/31/2017	43.04	.35	7.74	8.09	(.32)	(2.53)	(2.85)	48.28	19.76		291		.49		.79
Year ended 8/31/2016	42.92	.29	3.55	3.84	(.33)	(3.39)	(3.72)	43.04	9.46		231		.52		.70
Year ended 8/31/2015	46.33	.29	.59	.88	(.23)	(4.06)	(4.29)	42.92	2.26		211		.51		.65
Year ended 8/31/2014	39.64	.23	9.41	9.64	(.20)	(2.75)	(2.95)	46.33	25.16		200		.52		.53
Year ended 8/31/2013	32.57	.27	7.14	7.41	(.34)	—	(.34)	39.64	22.92		157		.56		.74
Class R-1:
Year ended 8/31/2017	41.23	(.07)	7.41	7.34	—	(2.53)	(2.53)	46.04	18.65		419		1.43		(.16)
Year ended 8/31/2016	41.29	(.08)	3.41	3.33	—	(3.39)	(3.39)	41.23	8.49		438		1.43		(.20)
Year ended 8/31/2015	44.88	(.11)	.58	.47	—	(4.06)	(4.06)	41.29	1.33		483		1.42		(.27)
Year ended 8/31/2014	38.64	(.16)	9.15	8.99	—	(2.75)	(2.75)	44.88	24.02		542		1.43		(.38)
Year ended 8/31/2013	31.72	(.05)	6.98	6.93	(.01)	—	(.01)	38.64	21.86		483		1.44		(.13)
Class R-2:
Year ended 8/31/2017	41.60	(.07)	7.47	7.40	—	(2.53)	(2.53)	46.47	18.63		2,153		1.42		(.15)
Year ended 8/31/2016	41.62	(.07)	3.44	3.37	—	(3.39)	(3.39)	41.60	8.53		2,137		1.40		(.18)
Year ended 8/31/2015	45.17	(.08)	.59	.51	—	(4.06)	(4.06)	41.62	1.42		2,246		1.35		(.19)
Year ended 8/31/2014	38.85	(.14)	9.21	9.07	—	(2.75)	(2.75)	45.17	24.10		2,496		1.38		(.33)
Year ended 8/31/2013	31.91	(.02)	7.01	6.99	(.05)	—	(.05)	38.85	21.92		2,277		1.37		(.07)
Class R-2E:
Year ended 8/31/2017	42.92	.08	7.70	7.78	(.17)	(2.53)	(2.70)	48.00	19.02		108		1.12		.18
Year ended 8/31/2016	43.09	.07	3.55	3.62	(.40)	(3.39)	(3.79)	42.92	8.89		34		1.11		.17
Year ended 8/31/2015	46.70	.10	.65	.75	(.30)	(4.06)	(4.36)	43.09	1.92	[6]	—	[7]	.96	[6]	.22 [6]
Period from 8/29/2014 to 8/31/2014[3,10]	46.70	—	—	—	—	—	—	46.70	—		—	[7]	—		—

See page 26 for footnotes.

The Growth Fund of America	25

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class R-3:
Year ended 8/31/2017	$42.68	$.13	$7.68	$7.81	$(.10)	$(2.53)	$(2.63)	$47.86	19.18%		$6,518		.98%		.30%
Year ended 8/31/2016	42.55	.10	3.53	3.63	(.11)	(3.39)	(3.50)	42.68	8.99		6,507		.98		.24
Year ended 8/31/2015	45.94	.08	.60	.68	(.01)	(4.06)	(4.07)	42.55	1.79		7,226		.97		.19
Year ended 8/31/2014	39.33	.03	9.34	9.37	(.01)	(2.75)	(2.76)	45.94	24.60		8,325		.98		.07
Year ended 8/31/2013	32.29	.12	7.08	7.20	(.16)	—	(.16)	39.33	22.38		7,769		.98		.33
Class R-4:
Year ended 8/31/2017	43.13	.27	7.76	8.03	(.25)	(2.53)	(2.78)	48.38	19.54		8,123		.68		.59
Year ended 8/31/2016	42.99	.22	3.56	3.78	(.25)	(3.39)	(3.64)	43.13	9.29		7,762		.68		.54
Year ended 8/31/2015	46.38	.22	.60	.82	(.15)	(4.06)	(4.21)	42.99	2.11		7,149		.67		.48
Year ended 8/31/2014	39.68	.16	9.42	9.58	(.13)	(2.75)	(2.88)	46.38	24.97		7,835		.68		.37
Year ended 8/31/2013	32.56	.23	7.14	7.37	(.25)	—	(.25)	39.68	22.77		7,169		.68		.63
Class R-5E:
Year ended 8/31/2017	43.34	.38	7.77	8.15	(.41)	(2.53)	(2.94)	48.55	19.78		31		.47		.83
Period from 11/20/2015 to 8/31/2016[3,11]	45.73	.22	1.21	1.43	(.43)	(3.39)	(3.82)	43.34	3.60	[5]	—	[7]	.56	[9]	.70	[9]
Class R-5:
Year ended 8/31/2017	43.50	.41	7.82	8.23	(.36)	(2.53)	(2.89)	48.84	19.90		3,665		.38		.90
Year ended 8/31/2016	43.33	.35	3.60	3.95	(.39)	(3.39)	(3.78)	43.50	9.64		3,551		.39		.84
Year ended 8/31/2015	46.73	.35	.60	.95	(.29)	(4.06)	(4.35)	43.33	2.40		4,982		.38		.78
Year ended 8/31/2014	39.96	.29	9.49	9.78	(.26)	(2.75)	(3.01)	46.73	25.33		5,450		.38		.67
Year ended 8/31/2013	32.82	.34	7.18	7.52	(.38)	—	(.38)	39.96	23.11		5,273		.39		.92
Class R-6:
Year ended 8/31/2017	43.57	.43	7.83	8.26	(.39)	(2.53)	(2.92)	48.91	19.95		22,661		.33		.95
Year ended 8/31/2016	43.40	.37	3.60	3.97	(.41)	(3.39)	(3.80)	43.57	9.68		16,299		.33		.89
Year ended 8/31/2015	46.80	.37	.61	.98	(.32)	(4.06)	(4.38)	43.40	2.45		13,594		.33		.83
Year ended 8/31/2014	40.02	.31	9.50	9.81	(.28)	(2.75)	(3.03)	46.80	25.39		12,407		.33		.72
Year ended 8/31/2013	32.87	.35	7.21	7.56	(.41)	—	(.41)	40.02	23.19		8,806		.34		.96

	Year ended August 31
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	25%	31%	29%	26%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Not annualized.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Class F-3 shares began investment operations on January 27, 2017.
[9]	Annualized.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

26	The Growth Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

October 9, 2017

The Growth Fund of America	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2017, through August 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	The Growth Fund of America

	Beginning account value 3/1/2017	Ending account value 8/31/2017	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,084.90	$3.31	.63%
Class A - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class C - actual return	1,000.00	1,080.19	7.50	1.43
Class C - assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class T - actual return†	1,000.00	1,076.24	1.91	.46
Class T - assumed 5% return†	1,000.00	1,022.89	2.35	.46
Class F-1 - actual return	1,000.00	1,084.32	3.68	.70
Class F-1 - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class F-2 - actual return	1,000.00	1,085.74	2.26	.43
Class F-2 - assumed 5% return	1,000.00	1,023.04	2.19	.43
Class F-3 - actual return	1,000.00	1,086.41	1.79	.34
Class F-3 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 529-A - actual return	1,000.00	1,084.38	3.68	.70
Class 529-A - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-C - actual return	1,000.00	1,080.16	7.76	1.48
Class 529-C - assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E - actual return	1,000.00	1,082.90	4.99	.95
Class 529-E - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 529-T - actual return†	1,000.00	1,076.02	2.03	.49
Class 529-T - assumed 5% return†	1,000.00	1,022.74	2.50	.49
Class 529-F-1 - actual return	1,000.00	1,085.43	2.52	.48
Class 529-F-1 - assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 - actual return	1,000.00	1,080.51	7.45	1.42
Class R-1 - assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 - actual return	1,000.00	1,080.43	7.45	1.42
Class R-2 - assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2E - actual return	1,000.00	1,082.06	5.88	1.12
Class R-2E - assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-3 - actual return	1,000.00	1,082.78	5.09	.97
Class R-3 - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 - actual return	1,000.00	1,084.49	3.57	.68
Class R-4 - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5E - actual return	1,000.00	1,085.63	2.52	.48
Class R-5E - assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-5 - actual return	1,000.00	1,086.30	2.00	.38
Class R-5 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 - actual return	1,000.00	1,086.39	1.74	.33
Class R-6 - assumed 5% return	1,000.00	1,023.54	1.68	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 184 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2017:

Long-term capital gains	$8,895,043,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$30,866,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

The Growth Fund of America	29

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30	The Growth Fund of America

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The Growth Fund of America	31

Approval of Investment Advisory and Service Agreement

The Growth Fund of America board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to provide growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through February 28, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index and the Standard & Poor’s 500 Composite Index. They noted that the investment results of the fund generally compared favorably to or were in line with the results of these indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	The Growth Fund of America

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The Growth Fund of America	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Ronald P. Badie, 1942	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	Ducommun Incorporated
Louise H. Bryson, 1944	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2010	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	3	None
Christopher E. Stone, 1956	2010	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Robert J. Denison retired from the fund on December 31, 2016. The trustees thank Mr. Denison for his wise counsel, outstanding service and dedication to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1995	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None
Michael T. Kerr, 1959 President	1998	Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The Growth Fund of America

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2012	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Brad A. Barrett, 1977 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Christopher D. Buchbinder, 1971 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Martin Romo, 1967 Senior Vice President	2010	Partner — Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark L. Casey, 1970 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Barry S. Crosthwaite, 1958 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Jacinto J. Hernandez, 1978 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Anne-Marie Peterson, 1972 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Lawrence R. Solomon, 1962 Vice President	2014	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board and President, Capital Management Services, Inc.[7]
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Brad A. Barrett, Jacinto J. Hernandez and Anne-Marie Peterson, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The Growth Fund of America	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	The Growth Fund of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2017, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$103,000
2017	$127,000

b) Audit-Related Fees:
2016	$24,000
2017	$54,000

c) Tax Fees:
2016	$12,000
2017	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,073,000
2017	$1,324,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,239,000 for fiscal year 2016 and $1,528,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®

Investment portfolio

August 31, 2017

Common stocks 91.82% Information technology 28.60%	Shares	Value (000)
Alphabet Inc., Class C1	4,155,253	$3,903,154
Alphabet Inc., Class A1	2,730,470	2,608,254
Broadcom Ltd.	18,467,428	4,655,085
Microsoft Corp.	58,385,100	4,365,454
Facebook, Inc., Class A1	22,167,000	3,812,059
ASML Holding NV (New York registered)	8,518,000	1,331,449
ASML Holding NV2	6,729,442	1,048,415
Oracle Corp.	45,531,396	2,291,595
Apple Inc.	13,894,700	2,278,731
Alibaba Group Holding Ltd. (ADR)1	11,594,100	1,991,171
Visa Inc., Class A	17,786,000	1,841,207
Samsung Electronics Co., Ltd.2	779,310	1,609,241
Samsung Electronics Co., Ltd., nonvoting preferred2	98,800	165,878
Taiwan Semiconductor Manufacturing Co., Ltd.2	167,560,000	1,206,233
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	323,258
MasterCard Inc., Class A	9,034,000	1,204,232
Intel Corp.	24,152,000	847,011
Activision Blizzard, Inc.	11,615,900	761,538
Skyworks Solutions, Inc.	7,012,000	738,784
Applied Materials, Inc.	15,240,000	687,629
FleetCor Technologies, Inc.1	4,522,700	650,229
Arista Networks, Inc.1	3,600,393	634,209
Intuit Inc.	3,407,335	481,967
Accenture PLC, Class A	3,650,000	477,274
Vantiv, Inc., Class A1	6,695,787	473,325
TE Connectivity Ltd.	5,618,000	447,193
Symantec Corp.	14,361,000	430,543
ServiceNow, Inc.1	3,700,000	429,903
Texas Instruments Inc.	5,020,100	415,765
CommScope Holding Co., Inc.1,3	12,327,945	407,562
Nintendo Co., Ltd.2	1,205,200	405,115
salesforce.com, inc.1	4,115,000	392,941
Qorvo, Inc.1	5,336,243	390,720
Amphenol Corp., Class A	4,517,279	365,629
Hexagon AB, Class B2	7,412,135	363,979
Murata Manufacturing Co., Ltd.2	2,226,100	341,960
Flex Ltd.1	19,748,000	321,300
Xilinx, Inc.	4,750,000	313,785
Adobe Systems Inc.1	2,000,000	310,320
Fiserv, Inc.1	2,475,000	306,182
Paycom Software, Inc.1,3	3,135,516	233,941
Jack Henry & Associates, Inc.	2,030,000	209,232
NVIDIA Corp.	1,215,500	205,954
Akamai Technologies, Inc.1	4,086,600	192,683
VeriSign, Inc.1	1,445,000	149,919
Cloudera, Inc. (physical shares)1,2,4,5	5,402,537	98,520
Cloudera, Inc.1,4	285,094	5,531

The Growth Fund of America — Page 1 of 8

Common stocks Information technology (continued)	Shares	Value (000)
FLIR Systems, Inc.	2,700,000	$102,600
First Data Corp., Class A1	5,448,227	100,302
Sabre Corp.	4,318,245	79,628
Finisar Corp.1	2,603,000	62,862
Viavi Solutions Inc.1	4,496,600	45,146
Motorola Solutions, Inc.	426,800	37,610
Autodesk, Inc.1	320,400	36,673
Dolby Laboratories, Inc., Class A	9,556	482
		47,591,362
Consumer discretionary 20.83%
Amazon.com, Inc.1	10,402,836	10,201,021
Netflix, Inc.1,3	23,435,808	4,094,470
Home Depot, Inc.	20,953,100	3,140,241
Priceline Group Inc.1	1,288,709	2,386,792
Comcast Corp., Class A	48,014,000	1,949,849
Charter Communications, Inc., Class A1	4,570,200	1,821,407
Twenty-First Century Fox, Inc., Class A	38,278,400	1,056,101
MGM Resorts International3	29,550,000	973,968
Starbucks Corp.	15,449,200	847,543
NIKE, Inc., Class B	14,614,800	771,808
Ulta Beauty, Inc.1,3	3,095,000	684,026
Marriott International, Inc., Class A	5,859,476	606,924
CBS Corp., Class B	9,060,000	580,384
Altice NV, Class A1,2	24,421,000	563,727
BorgWarner Inc.3	10,607,259	492,283
Aramark	11,995,000	488,077
Viacom Inc., Class B	15,642,819	447,385
Time Warner Inc.	4,000,000	404,400
Sony Corp.2	9,400,000	371,849
ServiceMaster Global Holdings, Inc.1,3	6,877,000	324,044
Norwegian Cruise Line Holdings Ltd.1	5,155,000	306,516
Grupo Televisa, SAB, ordinary participation certificates (ADR)	10,692,000	276,174
AutoNation, Inc.1,3	6,000,000	272,220
Naspers Ltd., Class N2	1,171,000	264,006
Tesla, Inc.1	580,100	206,458
Walt Disney Co.	1,915,000	193,798
D.R. Horton, Inc.	4,000,000	144,600
Hermès International2	214,000	113,286
Wyndham Worldwide Corp.	1,010,000	100,677
Newell Brands Inc.	1,951,650	94,226
Luxottica Group SpA2	1,630,000	93,946
Cable One, Inc.	121,600	92,263
Domino’s Pizza, Inc.	491,000	89,490
Publicis Groupe SA2	1,058,107	71,479
Toll Brothers, Inc.	1,700,000	66,232
Sturm, Ruger & Co., Inc.3	932,460	42,707
Graham Holdings Co., Class B	48,868	28,695
Lennar Corp., Class A	100,000	5,176
		34,668,248
Health care 12.04%
UnitedHealth Group Inc.	18,912,405	3,761,677
Illumina, Inc.1,3	8,001,089	1,635,903
Thermo Fisher Scientific Inc.	8,420,000	1,575,719

The Growth Fund of America — Page 2 of 8

Common stocks Health care (continued)	Shares	Value (000)
AbbVie Inc.	17,266,657	$1,300,179
Amgen Inc.	6,945,940	1,234,780
Stryker Corp.	7,256,499	1,025,851
Boston Scientific Corp.1	35,265,000	971,551
Humana Inc.	3,498,000	901,155
Express Scripts Holding Co.1	13,587,800	853,586
Regeneron Pharmaceuticals, Inc.1	1,625,000	807,462
Aetna Inc.	5,001,000	788,658
BioMarin Pharmaceutical Inc.1	8,133,515	733,562
Vertex Pharmaceuticals Inc.1	4,295,000	689,519
Abbott Laboratories	13,358,974	680,506
WellCare Health Plans, Inc.1,3	2,852,000	498,187
Gilead Sciences, Inc.	4,602,067	385,239
Hologic, Inc.1	8,920,000	344,312
Bluebird Bio, Inc.1	2,253,153	281,306
Kite Pharma, Inc.1	1,117,820	198,961
Mettler-Toledo International Inc.1	300,000	181,527
Grifols, SA, Class B, preferred nonvoting, non-registered shares2	7,740,000	159,550
Teva Pharmaceutical Industries Ltd. (ADR)	9,647,825	153,014
ResMed Inc.	1,780,000	138,092
athenahealth, Inc.1	954,500	134,518
PerkinElmer, Inc.	1,935,000	129,626
Incyte Corp.1	916,000	125,867
Ultragenyx Pharmaceutical Inc.1	2,004,353	114,368
Intercept Pharmaceuticals, Inc.1	690,200	80,484
Juno Therapeutics, Inc.1	1,110,000	45,810
ACADIA Pharmaceuticals Inc.1	1,260,000	44,869
Acerta Pharma BV1,2,4,6	273,779,325	27,433
McKesson Corp.	158,100	23,606
Endo International PLC1	623,000	5,476
		20,032,353
Financials 7.88%
Berkshire Hathaway Inc., Class A1	4,865	1,320,604
Berkshire Hathaway Inc., Class B1	5,704,508	1,033,429
American International Group, Inc.	25,242,273	1,526,653
Goldman Sachs Group, Inc.	5,524,490	1,236,049
Wells Fargo & Co.	13,850,100	707,325
Charles Schwab Corp.	15,763,500	628,964
Capital One Financial Corp.	7,507,000	597,632
HDFC Bank Ltd.2	14,293,408	397,640
HDFC Bank Ltd. (ADR)	1,612,000	157,057
AIA Group Ltd.2	71,400,000	548,305
JPMorgan Chase & Co.	5,722,000	520,073
Chubb Ltd.	3,086,100	436,436
CME Group Inc., Class A	3,407,000	428,601
Legal & General Group PLC2	111,984,892	376,651
First Republic Bank	3,737,200	362,695
CIT Group Inc.3	8,038,000	360,504
KKR & Co. LP	16,635,660	316,244
Onex Corp.	3,700,000	295,852
Credit Suisse Group AG2	17,317,837	254,841
BlackRock, Inc.	547,000	229,198
Progressive Corp.	4,925,000	228,914
SVB Financial Group1	1,122,699	190,118

The Growth Fund of America — Page 3 of 8

Common stocks Financials (continued)	Shares	Value (000)
Barclays PLC2	75,000,000	$185,461
Signature Bank1	1,182,683	151,786
Citigroup Inc.	1,841,000	125,243
Bank of Ireland Group PLC1,2	14,006,666	116,636
UBS Group AG2	6,765,666	111,601
Royal Bank of Canada	1,500,000	111,327
Financial Engines, Inc.	2,526,212	83,491
Leucadia National Corp.	3,453,292	81,774
		13,121,104
Energy 6.19%
EOG Resources, Inc.	24,563,508	2,087,653
Schlumberger Ltd.	22,675,484	1,440,120
Concho Resources Inc.1,3	9,803,819	1,087,930
Canadian Natural Resources, Ltd.	25,116,565	773,761
Halliburton Co.	19,243,000	749,900
Pioneer Natural Resources Co.	4,321,291	560,255
Apache Corp.	9,000,000	349,560
Chevron Corp.	3,200,000	344,384
Enbridge Inc. (CAD denominated)	8,579,759	342,984
Noble Energy, Inc.	12,889,603	306,386
Suncor Energy Inc.	9,729,295	304,871
Seven Generations Energy Ltd., Class A1	16,466,834	250,678
Tourmaline Oil Corp.1	11,085,000	216,241
Cimarex Energy Co.	2,157,056	215,037
Weatherford International PLC1	47,568,617	182,188
Royal Dutch Shell PLC, Class B2	2,535,910	70,873
Royal Dutch Shell PLC, Class B (ADR)	928,800	52,598
Royal Dutch Shell PLC, Class A2	1,533,597	42,210
Royal Dutch Shell PLC, Class A (ADR)	131,812	7,274
Centennial Resource Development, Inc., Class A1,5	7,763,967	134,239
Centennial Resource Development, Inc., Class A1	456,777	7,898
Cabot Oil & Gas Corp.	4,077,200	104,172
Murphy Oil Corp.	4,474,500	101,392
Plains GP Holdings, LP, Class A	4,423,974	99,451
Golar LNG Ltd.	4,534,237	98,302
CONSOL Energy Inc.1	6,235,000	90,719
TOTAL SA2	1,315,844	68,083
BP PLC2	8,091,584	46,731
BP PLC (ADR)	299,765	10,411
Hess Corp.	1,350,696	52,542
Range Resources Corp.	2,000,000	34,720
Core Laboratories NV	360,000	31,745
Southwestern Energy Co.1	5,114,548	27,874
Chesapeake Energy Corp.1	140,000	510
		10,293,692
Industrials 4.88%
CSX Corp.	27,469,166	1,378,952
TransDigm Group Inc.3	2,605,000	679,019
Rockwell Collins, Inc.	4,645,000	608,727
Ryanair Holdings PLC (ADR)1	4,924,758	559,945
General Dynamics Corp.	2,314,000	465,924
Union Pacific Corp.	3,477,982	366,232
Lockheed Martin Corp.	1,192,000	364,025

The Growth Fund of America — Page 4 of 8

Common stocks Industrials (continued)	Shares	Value (000)
Fortive Corp.	5,598,650	$363,744
Boeing Co.	1,438,100	344,655
Delta Air Lines, Inc.	6,749,000	318,485
MTU Aero Engines AG2	1,819,559	254,832
Nielsen Holdings PLC	6,509,500	252,894
Old Dominion Freight Line, Inc.	2,418,123	241,571
Caterpillar Inc.	1,690,000	198,558
Textron Inc.	3,925,000	192,678
United Continental Holdings, Inc.1	3,002,944	186,063
Johnson Controls International PLC	4,605,700	182,340
Norfolk Southern Corp.	1,370,000	165,112
IDEX Corp.	1,400,000	164,612
Raytheon Co.	720,000	131,047
Roper Technologies, Inc.	490,000	113,023
Rolls-Royce Holdings PLC1,2	9,316,669	110,030
J.B. Hunt Transport Services, Inc.	1,034,125	102,265
Meggitt PLC2	14,486,455	97,164
United Technologies Corp.	775,000	92,783
Northrop Grumman Corp.	315,000	85,746
Cummins Inc.	322,000	51,320
Oshkosh Corp.	622,983	46,475
		8,118,221
Consumer staples 4.16%
Philip Morris International Inc.	15,717,367	1,837,832
Costco Wholesale Corp.	5,929,817	929,440
Coca-Cola Co.	15,920,000	725,156
Constellation Brands, Inc., Class A	2,460,000	492,246
Kraft Heinz Co.	5,666,000	457,529
Kerry Group PLC, Class A2	4,265,824	397,157
Herbalife Ltd.1,3	4,718,000	325,589
Associated British Foods PLC2	5,990,700	257,427
Glanbia PLC2	13,168,044	246,280
Walgreens Boots Alliance, Inc.	2,950,000	240,425
Pinnacle Foods Inc.	3,995,000	236,943
Nestlé SA2	2,387,600	202,622
Pernod Ricard SA2	1,414,000	193,348
Kroger Co.	8,653,000	189,241
Coca-Cola European Partners PLC	3,136,700	134,878
Avon Products, Inc.1	21,720,000	54,083
		6,920,196
Materials 2.22%
E.I. du Pont de Nemours and Co.	10,017,500	840,769
Vale SA, ordinary nominative	29,809,294	332,198
Vale SA, ordinary nominative (ADR)	16,258,319	179,980
Freeport-McMoRan Inc.1	32,863,781	485,727
First Quantum Minerals Ltd.3	37,773,886	455,253
Celanese Corp., Series A	3,042,423	295,176
Sherwin-Williams Co.	739,000	250,721
Rio Tinto PLC2	4,682,000	226,620
Praxair, Inc.	1,689,161	222,192
Nitto Denko Corp.2	1,686,225	149,110
BHP Billiton PLC2	7,481,000	142,694

The Growth Fund of America — Page 5 of 8

Common stocks Materials (continued)	Shares	Value (000)
Teck Resources Ltd., Class B	3,951,800	$98,356
Ardagh Group SA, Class A3	1,018,438	21,173
		3,699,969
Real estate 0.73%
American Tower Corp. REIT	4,330,000	641,056
Equinix, Inc. REIT	658,139	308,279
Iron Mountain Inc. REIT	5,000,000	197,100
Howard Hughes Corp.1	502,450	58,963
Weyerhaeuser Co. REIT1	422,321	13,772
		1,219,170
Telecommunication services 0.51%
T-Mobile US, Inc.1	8,393,705	543,157
Zayo Group Holdings, Inc.1	8,703,000	297,381
		840,538
Miscellaneous 3.78%
Other common stocks in initial period of acquisition		6,289,515
Total common stocks (cost: $83,209,626,000)		152,794,368
Preferred securities 0.20% Financials 0.04%
Fannie Mae, Series O, 7.00% noncumulative1	6,387,546	64,834
Miscellaneous 0.16%
Other preferred securities in initial period of acquisition		277,556
Total preferred securities (cost: $391,578,000)		342,390
Rights & warrants 0.11% Financials 0.11%
JP Morgan Chase & Co., warrants, expire 20181	3,716,000	183,570
Citigroup Inc., Class A, warrants, expire 20191	25,500,000	3,063
Total rights & warrants (cost: $117,996,000)		186,633
Convertible stocks 0.07% Consumer discretionary 0.07%
Uber Technologies, Inc., Series F, convertible preferred2,4,6	2,884,815	125,230
Total convertible stocks (cost: $114,350,000)		125,230
Bonds, notes & other debt instruments 0.15% U.S. Treasury bonds & notes 0.09% U.S. Treasury 0.09%	Principal?amount (000)
U.S. Treasury 1.625% 2026	$ 149,700	144,271
Total U.S. Treasury bonds & notes		144,271

The Growth Fund of America — Page 6 of 8

Bonds, notes & other debt instruments Corporate bonds & notes 0.06% Consumer staples 0.06%	Principal?amount (000)	Value (000)
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 6.739% 20233,7,8,9	$98,125	$99,065
Total corporate bonds & notes		99,065
Total bonds, notes & other debt instruments (cost: $247,586,000)		243,336
Short-term securities 7.69%
Apple Inc. 1.17%–1.27% due 9/27/2017–1/2/20185	263,500	262,831
Army and Air Force Exchange Service 1.12% due 9/5/20175	34,000	33,995
Bank of New York Mellon Corp. 1.17%–1.19% due 10/19/2017–11/27/2017	250,000	249,411
CAFCO, LLC 1.32% due 12/11/20175	50,000	49,816
Chariot Funding, LLC 1.40% due 12/20/20175	54,300	54,071
Chevron Corp. 1.10% due 9/12/20175	47,900	47,883
Ciesco LLC 1.18%–1.30% due 9/7/2017–11/28/20175	140,000	139,684
Cisco Systems, Inc. 1.17% due 10/4/20175	109,700	109,585
Citibank, N.A. 1.32% due 11/28/2017	50,000	50,000
Coca-Cola Co. 1.19%–1.29% due 10/30/2017–1/8/20185	146,750	146,175
Eli Lilly and Co. 1.11%–1.14% due 9/7/2017–10/16/20175	111,300	111,156
Emerson Electric Co. 1.09% due 9/12/20175	7,500	7,497
Estée Lauder Companies Inc. 1.13%–1.15% due 9/25/2017–9/26/20175	53,000	52,956
ExxonMobil Corp. 1.10%–1.13% due 9/19/2017–10/23/2017	175,000	174,819
Fannie Mae 1.05% due 10/18/2017	50,000	49,936
Federal Farm Credit Banks 1.21%–1.25% due 3/28/2018–7/2/2018	168,000	166,609
Federal Home Loan Bank 0.95%–1.13% due 9/1/2017–2/23/2018	5,313,793	5,305,444
Freddie Mac 0.86%–1.00% due 9/18/2017–10/23/2017	324,800	324,455
GE Capital Treasury Services (U.S.) LLC 1.10% due 11/6/2017	50,000	49,872
General Electric Co. 1.14% due 9/26/2017	75,000	74,940
IBM Corp. 1.15% due 9/28/20175	24,300	24,279
John Deere Capital Corp. 1.19% due 11/13/20175	36,500	36,411
John Deere Financial Inc. 1.18% due 9/6/20175	2,000	2,000
Johnson & Johnson 1.10%–1.17% due 10/10/2017–10/24/20175	284,500	284,077
Jupiter Securitization Co., LLC 1.32% due 11/6/20175	22,600	22,545
Kimberly-Clark Corp. 1.10%–1.11% due 9/7/2017–9/18/20175	51,300	51,282
Microsoft Corp. 1.19% due 10/17/20175	100,000	99,851
Paccar Financial Corp. 1.12% due 9/6/2017–9/11/2017	33,000	32,989
PepsiCo Inc. 1.09%–1.12% due 9/20/2017–10/17/20175	218,800	218,576
Pfizer Inc. 1.17%–1.30% due 9/18/2017–1/17/20185	295,100	294,469
Procter & Gamble Co. 1.09%–1.17% due 9/11/2017–11/21/20175	200,000	199,808
Qualcomm Inc. 1.16% due 10/18/20175	50,000	49,921
Simon Property Group, L.P. 1.20% due 9/18/20175	16,500	16,490
U.S. Bank, N.A. 1.21%–1.31% due 10/25/2017–2/2/2018	195,200	195,256
U.S. Treasury Bills 0.87%–1.11% due 9/7/2017–3/1/2018	3,519,800	3,509,096
Wal-Mart Stores, Inc. 1.10%–1.13% due 9/5/2017–10/31/20175	196,600	196,445
Wells Fargo Bank, N.A. 1.27% due 10/3/2017	98,100	98,106
Total short-term securities (cost: $12,791,720,000)		12,792,736
Total investment securities 100.04% (cost: $96,872,856,000)		166,484,693
Other assets less liabilities (0.04)%		(74,643)
Net assets 100.00%		$166,410,050

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The Growth Fund of America — Page 7 of 8

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $13,190,973,000, which represented 7.93% of the net assets of the fund. This amount includes $12,542,150,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
5	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,744,562,000, which represented 1.65% of the net assets of the fund.
6	Value determined using significant unobservable inputs.
7	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $99,065,000, which represented .06% of the net assets of the fund.
8	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
9	Coupon rate may change periodically.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	$114,350	$125,230.08%
Cloudera, Inc. (physical shares)	6/29/2015-8/27/2015	174,989	98,520.06
Cloudera, Inc.	4/28/2017	4,276	5,531.00
Acerta Pharma BV	5/7/2015	15,750	27,433.02
Total private placement securities		$ 309,365	$256,714.16%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
LIBOR = London Interbank Offered Rate

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-005-1017O-S60705	The Growth Fund of America — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Growth Fund of America:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of August 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of The Growth Fund of America as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 9, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2017

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: October 31, 2017